Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-237048

First Sentier American Listed Infrastructure Fund

(the “Fund”)

A SERIES OF DATUM ONE SERIES TRUST

Supplement dated May 21, 2026 to the
Prospectus dated February 28, 2026

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

In connection with a new regulatory requirement, the Board of Trustees of Datum One Series Trust has approved certain changes to how the Fund defines a term that is included in its 80% investment policy, with such changes to be effective on July 29, 2026 (the “Effective Date”). These changes do not reflect a change in the investment objective or investment focus of the Fund, or the principal risks of investing in the Fund. On the Effective Date, the Fund’s investment strategies will be revised to reflect a change regarding how the Fund defines an “infrastructure company.” The revised definition is as follows: The Fund defines infrastructure companies as constituent companies of the FTSE USA Core Infrastructure Capped Index; or as companies that derive at least 65% of revenue or operating earnings from the ownership or operation of infrastructure assets. The following changes are being made to the Prospectus to reflect this revision:

On page 3 of the Prospectus, the first paragraph under the heading “Principal Investment Strategies,” is deleted in its entirety and replaced with the following:

Under normal circumstances, the American Listed Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on a U.S. stock exchange. The Fund defines infrastructure companies as constituent companies of the FTSE USA Core Infrastructure Capped Index; or as companies that derive at least 65% of revenue or operating earnings from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water, waste, and communication. The Fund typically invests in companies that can adjust the fees they charge customers and counterparties in line with inflation, in accordance with contractual terms or regulation, or through renegotiation due to the essential nature and pricing power of infrastructure assets. The assets held by these companies typically offer high barriers to entry, pricing power, predictable cash flows and structural growth. The Fund may invest up to 20% of its net assets in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, i.e., foreign securities. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may invest up to 20% of its net assets in American Depositary Receipts (“ADRs”).

Additionally, on page 16 of the Prospectus, the first paragraph under the heading “Principal Investments and Strategies,” is deleted in its entirety and replaced with the following:

Under normal circumstances, the American Listed Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on a U.S. stock exchange. The Fund defines infrastructure companies as constituent companies of the FTSE USA Core Infrastructure Capped Index; or as companies that derive at least 65% of revenue or operating earnings from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water, waste, and communication. The Fund typically invests in companies that can adjust the fees they charge customers and counterparties in line with inflation, in accordance with contractual terms or regulation, or through renegotiation due to the essential nature and pricing power of infrastructure assets. The assets held by these companies typically offer high barriers to entry, pricing power, predictable cash flows and structural growth. The Fund will invest up to 20% of its net assets in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, i.e., foreign securities. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may invest up to 20% of its net assets in ADRs.

This Supplement and the Prospectus should be retained for future reference.